SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                           Date of Report: November 15, 2000



                                   AT&T CORP.


A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400

Form 8-K
AT&T Corp.
November 15, 2000


Item 5.  Other Events.

         See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 Exhibit 99 AT&T Corp. Press Release issued November 15, 2000.

Form 8-K
AT&T Corp.
November 15, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AT&T CORP.


                                  /s/      Marilyn J. Wasser
                                  -----------------------------------
                                  By:      Marilyn J. Wasser
                                           Vice President and Secretary

November 15, 2000